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                                                                   EXHIBIT 10.10


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

                     BETWEEN KEYCORP AND ROBERT W. GILLESPIE



     THIS FIRST AMENDMENT is made this 7th day of December, 1998, and amends the Amended and Restated Employment Agreement dated as of November 21, 1996 (the "Agreement"), between KEYCORP ("Key"), and ROBERT W. GILLESPIE ("Gillespie").

                              W I T N E S S E T H:

     WHEREAS, Key and Gillespie desire to amend the Agreement in the following respects: (a) payments to be made in the event of Gillespie's death during the Supplemental Term, (b) Gillespie's agreement not to compete with Key, (c) a formal mechanism for instituting negotiation of an extension of the term of the Agreement, (d) treatment, for purposes of the KeyCorp Deferred Compensation Plan, of termination of employment at or after the end of the Scheduled Term as retirement by Gillespie at greater than age 65, and (e) miscellaneous and conforming changes;

     NOW, THEREFORE, Key and Gillespie, in consideration of the promises and mutual covenants contained in the Agreement and in this Amendment, hereby agree as follows (certain terms used in and not otherwise defined in this Amendment have the meanings assigned to them in the Agreement):

     1. Effect of Death During Supplemental Term. If Gillespie dies during the Supplemental Term and at a time when he is entitled to receive semimonthly compensation continuation payments under any of Sections 6.1, 8.1, 9.1, or 11.3 of the Agreement, (a) Key shall not make any further semimonthly compensation continuation payments to or on account of Gillespie for any period after the date of his death, and (b) if Gillespie's wife survives him, Key shall pay to her, during her lifetime, such amounts so that she receives the same retirement benefit, under Section 17.1 of the Agreement and any plans referred to therein, as she would have been entitled to receive, under Section 17.1 of the Agreement and any plans referred to therein, had Gillespie (i) been actively employed by Key through the day immediately before the date of his death, (ii) retired on that day (such retirement for these purposes not constituting a Voluntary Resignation or termination for Cause under clauses (a) or (b) of Section 17.1), and (iii) elected a 100% joint and survivor retirement benefit.

     2. Noncompetition. From the date of this Amendment through March 26, 2009 (Gillespie's 65th birthday) and thereafter for so long as he is entitled to receive either (a) semimonthly compensation continuation payments under any of Sections 6.1, 8.1, 9.1, or 11.3 of the Agreement or (b) retirement benefits under Section 17 of the Agreement, Gillespie shall not engage, without the consent of Key, in any business or business activity in which Key or any of its Subsidiaries engages, including, without limitation, any business activity in the banking or financial services industry (other than as a director, officer, or employee of Key or any of its Subsidiaries or of another entity while serving at the request of Key or any of its Subsidiaries). If Gillespie continues to violate the restriction set forth in this Section 2 for 30 days after the Compensation and


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Organization Committee of the Board of Directors or its successor (the "C&O
Committee") has advised him in writing to cease those activities and the continuing violation is not inconsequential, (x) Key shall thereupon be relieved of all further obligations to make payments and provide benefits to or with respect to Gillespie under any of the provisions of the Agreement (but no termination of the Agreement shall affect Gillespie's rights under any plan or benefit of Key, all of which shall be governed by their respective terms) and
(y) in addition to all other remedies to which it may be entitled, Key shall be entitled to an injunction and other equitable relief to restrain Gillespie from further violation of that restriction.

     3. Formal Mechanism for Instituting Negotiation of an Extension. Either Gillespie or Key may notify the other in writing, at any time on or before December 31, 1999, that he or it desires to enter into negotiations with the other to determine whether they can reach a mutually satisfactory agreement for the extension of Gillespie's active employment with Key beyond the date of Key's 2000 Annual Meeting (which is the end of the Scheduled Term). If either party delivers such a notice to the other, the parties will endeavor in good faith to reach a determination as to whether or not the term of Gillespie's active employment with Key will be extended and, if so, for what period and on what terms, by not later than the 90th day after the date on which the notice is delivered. Any such notice by Gillespie to Key shall be made to the Chair of the C&O Committee. Any such notice by Key to Gillespie shall be made by the Chair of the C&O Committee.

     4. Treat Termination of Employment at or after End of Scheduled Term as Retirement at Greater than Age 65 for Purposes of Deferred Compensation Plan. If Gillespie's employment with Key terminates for any reason other than (a) Voluntary Resignation that is effective before the end of the Scheduled Term,
(b) Cause, or (c) death or disability, for purposes of the KeyCorp Deferred Compensation Plan or any successor or similar plan, Gillespie shall be treated as though, on the Termination Date, he (a) had retired and (b) was more than 65 years of age.

     5. Conforming Edits. This Amendment is intended to alter the provisions of the Agreement to the extent necessary to give effect to Sections 1, 2, 3, and 4 hereof. In order to conform the Agreement to this Amendment and to effect certain other miscellaneous changes, the specific amendments set forth on the Appendix to this Amendment are hereby made to the Agreement, effective as of the time of execution of this Amendment.

                                    KEYCORP

                                    By /s/ Thomas C. Stevens
                                       -----------------------------------------
                                       Thomas C. Stevens, Senior Executive Vice
                                       President, General Counsel, and Secretary




                                    /s/ Robert W. Gillespie
                                    --------------------------------------------
                                    ROBERT W. GILLESPIE



FINAL
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                                    APPENDIX
                                       TO
                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     BETWEEN KEYCORP AND ROBERT W. GILLESPIE



To conform the Agreement to the Amendment, and to make certain miscellaneous changes, the following specific amendments to the Agreement are hereby made:

1. Section 1.7 is hereby restated to read, in its entirety, as follows:

           "1.7 Competitive Activity. Gillespie shall be deemed to have engaged in "Competitive Activity" if he engages, without the consent of Key, in any business or business activity in which Key or any of its Subsidiaries engages, including, without limitation, engaging in any business activity in the banking or financial services industry (other than as a director, officer, or employee of Key or any of its Subsidiaries or of another entity while serving at the request of Key or any of its Subsidiaries)."

2. Section 1.8, previously containing a definition of the term "Competitive Activity (Before Termination Date)," is hereby deleted.

3. Section 1.12, previously containing a definition of the term "Financial Services Company," is hereby deleted.

4. Section 1.18 is hereby amended by adding the following sentence at the end thereof:

     "Without limiting the foregoing definition, it is acknowledged that Key's Long Term Incentive Plan, effective as of January 1, 1998, is a successor to the KeyCorp Long Term Cash Incentive Compensation Plan."

5. Section 1.19, previously containing a definition of the term "Restricted State," is hereby deleted.

6. Section 1.23 is hereby amended by adding the following sentence at the end thereof:

     "Without limiting the foregoing definition, it is acknowledged that Key's Annual Incentive Plan, effective as of January 1, 1998, is a successor to the KeyCorp Short Term Incentive Compensation Plan."

7. Section 1.25 is hereby restated to read, in its entirety, as follows:

           "1.25 Supplemental Term. The term "Supplemental Term" shall mean the period commencing on the day after the last day of the Scheduled Term and ending on the first to occur of (a) the second anniversary of the last day of the Scheduled Term or (b) the date of Gillespie's death."




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8. Section 6 is hereby amended by deleting the phrase (which appears immediately before Section 6.1) "Key shall pay and provide the following amounts and benefits to Gillespie:" and substituting in its place the following language:

     "Key shall, subject to Section 14.3 of this Agreement, pay and provide the following amounts and benefits to Gillespie:"

9. Section 6.1 is hereby amended by deleting therefrom the last three sentences and inserting in their place the following sentences:

     "If Gillespie dies after becoming entitled to payments under this Section
     6.1 but before the second anniversary of the end of the Scheduled Term, (x) Key shall not make any further semimonthly compensation continuation payments to or on account of Gillespie for any period after the date of his death, and (y) if Gillespie's wife survives him, Key shall pay to her, during her lifetime, such amounts so that she receives the same retirement benefit, under Section 17.1 of this Agreement and any plans referred to therein, as she would have been entitled to receive, under Section 17.1 of this Agreement and any plans referred to therein, had Gillespie (i) been actively employed by Key through the day immediately before the date of his death, (ii) retired on that day (such retirement for these purposes will not be considered a Voluntary Resignation or termination for Cause under clauses (a) or (b) of Section 17.1), and (iii) elected a 100% joint and survivor retirement benefit. The amounts payable to Gillespie for any month under this Section 6.1 shall be reduced, but not below zero, by the full amount of the payments, if any, received by Gillespie for that month from all Retirement Plans."

10. Section 6.2 is hereby amended by adding at the end thereof the following sentence:

     "If Gillespie dies before the second anniversary of the end of the Scheduled Term, Key shall continue to provide to his wife, through that second anniversary, medical benefits (including, if applicable, dental) at substantially the same level of coverage, and subject to the same (by dollar amount) employee contribution requirement (if any), as those which she was receiving as Gillespie's wife immediately before Gillespie's death."

11. Section 6.3 is hereby amended as follows:

     (a) by deleting at the beginning thereof "For the period beginning on the first day of the Supplemental Term and ending on the earlier of (a) the last day of the Supplemental Term, or (b) the date of Gillespie's death" and substituting in its place, "For the period beginning on the first day of the Supplemental Term and ending the last day of the Supplemental Term",

     (b) by deleting in the third sentence thereof the phrase "but in lieu thereof" and substituting in its place the following language: " but in lieu thereof, except as otherwise provided in the last sentence of this Section 6.3 (which is intended to prevent a double benefit)," and

     (c)   by adding at the end thereof the following sentence:




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     "If and to the extent that (m) participation in one or more Retirement
     Plans during the Section 6.3 Benefit Period is Impermissible, (n) participation in one or more other Retirement Plans is not Impermissible, and (o) as a result of the interplay of one or more Retirement Plans described in clause (m) with one or more Retirement Plans described in clause (n) (taking into account the application, if any, of Section 17.1 of this Agreement), Gillespie does not suffer a loss of economic benefit by reason of participation in one or more of the Retirement Plans described in clause (m) being Impermissible, then, and to that extent, no lump sum payment shall be made to Gillespie under this Section 6.3."

12. Section 8 is hereby amended by deleting the phrase (which appears immediately before Section 8.1) "Key shall pay and provide the following amounts and benefits to Gillespie:" and substituting in its place the following language:

     "Key shall, subject to Section 14.3 of this Agreement, pay and provide the following amounts and benefits to Gillespie:"

13. Section 8.1 is hereby amended by deleting therefrom the last three sentences and inserting in their place the following sentences:

     "If Gillespie dies after becoming entitled to payments under this Section
     8.1 but before the second anniversary of the end of the Scheduled Term, (x) Key shall not make any further semimonthly compensation continuation payments to or on account of Gillespie for any period after the date of his death, and (y) if Gillespie's wife survives him, Key shall pay to her, during her lifetime, such amounts so that she receives the same retirement benefit, under Section 17.1 of this Agreement and any plans referred to therein, as she would have been entitled to receive, under Section 17.1 of this Agreement and any plans referred to therein, had Gillespie (i) been actively employed by Key through the day immediately before the date of his death, (ii) retired on that day (such retirement for these purposes will not be considered a Voluntary Resignation or termination for Cause under clauses (a) or (b) of Section 17.1), and (iii) elected a 100% joint and survivor retirement benefit. The amounts payable to Gillespie for any month under this Section 8.1 shall be reduced, but not below zero, by the full amount of the payments, if any, received by Gillespie for that month from all Retirement Plans."

14. Section 8.2 is hereby amended by adding at the end thereof the following sentence:

     "If Gillespie dies before the second anniversary of the end of the Scheduled Term, Key shall continue to provide to his wife, through that second anniversary, medical benefits (including, if applicable, dental) at substantially the same level of coverage, and subject to the same (by dollar amount) employee contribution requirement (if any), as those which she was receiving as Gillespie's wife immediately before Gillespie's death."




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15. Section 8.3 is hereby amended by deleting in the third sentence thereof the phrase "but in lieu thereof" and substituting in its place the following language: " but in lieu thereof, except as otherwise provided in the last sentence of this Section 8.3 (which is intended to prevent a double benefit)," and by adding at the end of Section 8.3 the following sentence:

     "If and to the extent that (m) participation in one or more Retirement Plans during the Section 8.3 Benefit Period is Impermissible, (n) participation in one or more other Retirement Plans is not Impermissible, and (o) as a result of the interplay of one or more Retirement Plans described in clause (m) with one or more Retirement Plans described in clause (n) (taking into account the application, if any, of Section 17.1 of this Agreement), Gillespie does not suffer a loss of economic benefit by reason of participation in one or more of the Retirement Plans described in clause (m) being Impermissible, then, and to that extent, no lump sum payment shall be made to Gillespie under this Section 8.3."

16. Section 9 is hereby amended by deleting the phrase (which appears immediately before Section 9.1) "Key shall pay and provide the following amounts and benefits to Gillespie:" and substituting in its place the following language:

     "Key shall, subject to Section 14.3 of this Agreement, pay and provide the following amounts and benefits to Gillespie:"

17. Section 9.1 is hereby amended by deleting therefrom the last three sentences and inserting in their place the following sentences:

     "If Gillespie dies after becoming entitled to payments under this Section
     9.1 but before the second anniversary of the end of the Scheduled Term, (x) Key shall not make any further semimonthly compensation continuation payments to or on account of Gillespie for any period after the date of his death, and (y) if Gillespie's wife survives him, Key shall pay to her, during her lifetime, such amounts so that she receives the same retirement benefit, under Section 17.1 of this Agreement and any plans referred to therein, as she would have been entitled to receive, under Section 17.1 of this Agreement and any plans referred to therein, had Gillespie (i) been actively employed by Key through the day immediately before the date of his death, (ii) retired on that day (such retirement for these purposes will not be considered a Voluntary Resignation or termination for Cause under clauses (a) or (b) of Section 17.1), and (iii) elected a 100% joint and survivor retirement benefit. The amounts payable to Gillespie for any month under this Section 9.1 shall be reduced, but not below zero, by the full amount of the payments, if any, received by Gillespie for that month from all Retirement Plans."

18. Section 9.2 is hereby amended by adding at the end thereof the following sentence:

     "If Gillespie dies before the second anniversary of the end of the Scheduled Term, Key shall continue to provide to his wife, through that second anniversary, medical benefits (including, if applicable, dental) at substantially the same level of coverage, and subject to the same (by dollar amount) employee contribution requirement (if any), as those which she was receiving as Gillespie's wife immediately before Gillespie's death."



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19. Section 9.3 is hereby amended by deleting in the third sentence thereof the phrase "but in lieu thereof" and substituting in its place the following language: " but in lieu thereof, except as otherwise provided in the last sentence of this Section 9.3 (which is intended to prevent a double benefit)," and by adding at the end of Section 9.3 the following sentence:

     "If and to the extent that (m) participation in one or more Retirement Plans during the Section 9.3 Benefit Period is Impermissible, (n) participation in one or more other Retirement Plans is not Impermissible, and (o) as a result of the interplay of one or more Retirement Plans described in clause (m) with one or more Retirement Plans described in clause (n) (taking into account the application, if any, of Section 17.1 of this Agreement), Gillespie does not suffer a loss of economic benefit by reason of participation in one or more of the Retirement Plans described in clause (m) being Impermissible, then, and to that extent, no lump sum payment shall be made to Gillespie under this Section 9.3."

20. Section 11.3 is hereby amended by deleting in the first sentence thereof the phrase "Key shall pay to Gillespie semimonthly compensation continuation payments:" and substituting in its place the following language:

     "Key shall, subject to Section 14.3 of this Agreement, pay to Gillespie semimonthly compensation continuation payments:"

21. Section 14 is hereby restated to read, in its entirety, as follows:

           "14. Limitations on Competition.

           "14.1 Gillespie shall not engage in any Competitive Activity at any time before March 26, 2009 (his 65th birthday).

           "14.2 Gillespie shall not engage in any Competitive Activity during any period after March 26, 2009 (his 65th birthday) during which he is receiving semimonthly compensation continuation payments under any of Sections 6.1, 8.1, 9.1, or 11.3 of this Agreement or retirement benefits under Section 17 of this Agreement.

           "14.3 If Gillespie continues to violate the restriction set forth in
     Section 14.1 or 14.2 for 30 days after the Board of Directors has advised him in writing to cease those activities and the continuing violation is not inconsequential,

                 "(a) Key shall thereupon be relieved of all further obligations to make payments and provide benefits to Gillespie under any of the provisions contained in any of Sections 6, 7, 8, 9, 11, and/or 17 of this Agreement (Gillespie shall not be required to repay to Key any payment received by him before he began to engage in any such Competitive Activity), and




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                 "(b) in addition to all other remedies to which it may be
           entitled, Key shall be entitled to an injunction and other equitable relief to restrain Gillespie from further violation of that restriction."

22. Section 15 is hereby amended by deleting in the first sentence thereof the phrase "one-third of the monthly amount Gillespie or his wife or his estate would receive under Section 8.1" and substituting in its place the following language: "one-third of the monthly amount Gillespie would receive under Section 8.1".

23. Section 17.1 is hereby amended by deleting the phrase "Key shall pay to Gillespie:" and substituting in its place the following language:

     "Key shall, subject to Section 14.3 of this Agreement, pay to Gillespie"

24. Section 17.2 is hereby amended by deleting the phrase "Key shall pay to Gillespie:" and substituting in its place the following language:

     "Key shall, subject to Section 14.3 of this Agreement, pay to Gillespie"

25. Section 18 is hereby restated to read, in its entirety, as follows:

           18. Long Term and Short Term Incentive Compensation Plan; Deferred Compensation Plan. If Gillespie's employment with Key terminates for any reason other than (a) Voluntary Resignation that is effective before the end of the Scheduled Term, (b) Cause, or (c) death or disability, for purposes of the KeyCorp Deferred Compensation Plan (and any successor or similar plan) and for purposes of determining Gillespie's rights to awards under the Long Term Incentive Compensation Plan and the Short Term Incentive Compensation Plan, Gillespie shall be treated as though, on the Termination Date, he (a) had retired and (b) was more than 65 years of age.

26. Section 22 is amended by adding at the end thereof, immediately before the final period, the following language:

     "and the provisions of Sections 14.1 and 14.3 shall continue to be applicable"



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